SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

ROCKY MOUNTAIN HIGH BRANDS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	000-55609	90-0895673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9101 LBJ Freeway, Suite 420; Dallas, TX	75243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-260-9062

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On May 18, 2020 our Board of Directors approved a Settlement Agreement and Release (the “Agreement”) with Texas Wellness Center, Inc. (“TWC”). Under contract with TWC, we supplied approximately 200,000 cans of Green Lotus Sparkling Water to TWC. In producing these canned beverages, we received ingredients from TWC and purchased 200,000 can bodies and lids from Berlin Packaging. We delivered the canned beverages and TWC made payment to us of $246,779.52 against the total price of $322,000. In addition, the ingredients supplied by TWC had a value of approximately $150,000. After delivery of the cans of sparkling water, they were found to be leaking and were unsaleable by TWC.

Under the Agreement, we settled all claims by TWC relating to this incident on the following material terms:

•	We agreed to issue 17,500,000 shares of our common stock to TWC and/or its affiliated designees;
•	We agreed to pay TWC 30% of any recovery we may obtain from Berlin Packing and/or its suppliers in the future;
•	We agreed to indemnify TWC for any third-party claims related to the incident in excess of $10,000; and
•	We exchanged mutual releases with TWC.

The foregoing is a summary of the material terms of the Agreement, which should be reviewed in its entirety for additional information.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The 17,500,000 shares of common stock to be issued to TWC in connection with the Agreement, as described above, were issued in a private transaction to a single entity. We did not engage in any general solicitation or advertising in connection with this issuance. Accordingly, the stock issuance as described above was exempt from registration under Section 4(a)(2) of the Securities Act.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Settlement Agreement and Release with Texas Wellness Center, Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

 ROCKY MOUNTAIN HIGH BRANDS, INC.

Date: May 21, 2020

By: /s/ David Seeberger

David Seeberger

Chief Executive Officer

3